MASTER ADMINISTRATOR REPORT

            ---------------------------------------------------------

                              NAFCO AUTO TRUST - 3

                   For the November 20, 1996 Distribution Date

                   For the period beginning on October 1, 1996
                and ending on October 31, 1996 (the "Due Period")

           -----------------------------------------------------------

     The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.   The undersigned is an Officer of the Master Administrator.

     4.   The date of this Report is November 15, 1996.

     5.   Pool Factor.

          (a)  The Pool Factor with respect to
               October 1, 1996 was.............................        .81071769
                                                                 ---------------

          (b)  The Pool Factor with respect to
               October 31, 1996 was ...........................        .78166407
                                                                 ---------------

     6. Investor and Seller Certificate Principal Balance (beginning of Due Period).

          (a)  The Investor Certificate Principal Balance as of
               October 1, 1996 (after giving effect to the
               disbursements in reduction of principal, if any,
               on the immediately preceding
               Distribution Date) was..........................  $ 26,769,898.05
                                                                 ---------------

          (b)  The Seller Certificate Principal Balance as of
               October 1, 1996 (after giving effect to the
               disbursements in reduction of principal, if any,
               on the immediately preceding Distribution
               Date) was.......................................  $  2,977,749.92
                                                                 ---------------

     7.   Occurrence of a Required Reserve Event

          (a)  The Delinquency Ratio is........................            5.08%
                                                                 ---------------

          (b)  The Three Month Deliquency Ratio is.............            4.69%
                                                                 ---------------

          (c)  The Gross Loss Ratio is.........................           28.85%
                                                                 ---------------

          (d)  The Three Month Gross Loss Ratio is.............           24.79%
                                                                 ---------------

          (e)  The percentage of eligible claims on the
               ALPI policy not paid in a timely manner
               is(*)...........................................           16.41%
                                                                 ---------------

          (g)  The Required Reserve Percentage is..............           10.00%
                                                                 ---------------

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $ 0 of claims which are currently in dispute. Such disputed claims
represent      n/a       % of all eligible claims.

     8.   Aggregate Monthly Servicing Fee.

          (a)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is ...........................  $     89,625.77
                                                                 ---------------

          (b)  The amount of accrued and unpaid
               Monthly Servicing Fees in respect of
               prior Due Periods is ...........................  $     -0-
                                                                 ---------------

          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
               of such Due Period [a+b] is.....................  $     89,625.77
                                                                 ---------------

     9.   Aggregate Monthly Subrogation Amount.

          (a)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is.........................................  $     -0-
                                                                 ---------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is .................................  $     -0-
                                                                 ---------------

          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is .........  $     -0-
                                                                 ---------------

     10.  Aggregate Monthly Administrator Fee.

          (a)  The Monthly Administrator Fee owing
               on the related Distribution Date is ............  $     27,090.76
                                                                 ---------------

          (b)  The amount of accrued and unpaid
               Monthly Administrator Fees in respect
               of prior Due Periods is.........................  $     -0-
                                                                 ---------------

          (c)  The total Monthly Administrator Fee
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is .........  $     27,090.76
                                                                 ---------------

     11.  The Cash Reserve Account.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

               (i)  The Insurance Reserve Amount as
                    of the first day of the Due Period.........  $  1,322,140.02
                                                                 ---------------

               (ii) The aggregate Insurance Deductible
                    to be deposited by the Seller into the
                    Cash Reserve Account on the Deposit
                    Date with respect to additional Auto
                    Loans acquired.............................  $     -0-
                                                                 ---------------

              (iii) The aggregate amount to be withdrawn
                    from the Insurance Reserve Amount,
                    deposited into the Collection Account
                    and applied against the aggregate
                    amount of the Insurance Deductible.........  $     52,081.59
                                                                 ---------------

               (iv) The aggregate amount of Monthly
                    Subrogation Amount to be deposited
                    into the Insurance Reserve Amount
                    on the related Deposit Date................  $     -0-
                                                                 ---------------

               (v)  The Insurance Reserve Amount as of
                    the end of the Due Period
                    is.........................................  $  1,270,058.43
                                                                 ---------------

          (b)  The Available Cash Reserve Amount


               (i)  The Required Cash Reserve Amount
                    (assuming all withdrawals or deposits to
                    be made with respect to the current
                    Distribution Date are made) is.............  $  2,676,989.81
                                                                 ---------------

               (ii) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (prior to any withdrawals or deposits
                    to be made with respect to the current
                    Distribution Date are made) is.............  $  1,608,964.05
                                                                 ---------------

              (iii) The amount to be deposited to
                    (withdrawn from) the Available Cash
                    Reserve Amount with respect to the
                    current Distribution Date is...............  $   119,344,.82
                                                                 ---------------

               (iv) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (after any withdrawals or deposits to be
                    made with respect to the current
                    Distribution Date are made) is.............  $  1,728,308.87
                                                                 ---------------

          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving effect
               to the deposits and withdrawals in (a) and
               (b) above) is...................................  $  2,998,367.30
                                                                 ---------------

     12.  Available Funds.

          (a)  The amount of Available Funds with
               respect to the related Due Period was...........  $  1,437,876.11
                                                                 ---------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding
               Due Period that were retained in the
               Collection Account was..........................  $     68,382.89
                                                                 ---------------

          (c)  Interest earned on and retained in the
               Collection Account and interest earned
               on the Cash Reserve Account and
               transferred into the Collection Account
               for the Due Period on the related
               Deposit Date was ...............................  $     19,516.00
                                                                 ---------------

          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c] was...........  $  1,525,775.00
                                                                 ---------------

          (e)  The amount of Available Funds used
               to purchase additional Auto Loans during
               the related Due Period was......................  $     -0-
                                                                 ---------------

          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase
               of additional Auto Loans with respect
               to the related Due Period [d-e] is..............  $  1,525,775.00
                                                                 ---------------

     13. Disbursements to be made on the related Distribution Date. The Certificate Rate is 6.50%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the Servicer
               on such Distribution Date is....................  $     89,625.77
                                                                 ---------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is............................  $     -0-
                                                                 ---------------

          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master Administrator
               on such Distribution Date is....................  $     27,090.76
                                                                 ---------------

          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable is.........  $    145,003.61
                                                                 ---------------

          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in
               reduction of principal with respect
               to the Investor Certificates is ................  $    959,350.37
                                                                 ---------------

          (f)  The total amount of the distribution
               to be made on such Distribution Date
               to the Investor Certificateholders [d+e] is.....  $  1,104,353.98
                                                                 ---------------

          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is..........  $     16,129.48
                                                                 ---------------

          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of principal
               with respect to the Seller Certificate is.......  $    109,911.29
                                                                 ---------------

          (i)  The amount to be deposited in
               the Cash Reserve Account is.....................  $   119,344,.82
                                                                 ---------------

          (j)  The amount to be retained in the
               Collection Account with respect to
               the Reinvestment Amount and the
               Partial Payment Amount is.......................  $     59,318.90
                                                                 ---------------

          (k)  The amount to be disbursed to the
               Seller Certificateholder (other than the
               amounts referred to in (g) and (h) is...........  $     -0-
                                                                 ---------------

          (l)  The total amount of the
               distribution to be made to the
               Seller Certificateholders [g+h+k] is............  $    126,040.77
                                                                 ---------------

     14.  Investor and Seller Certificate Principal Balance (end of Due Period).

          (a)  The Investor Certificate Principal Balance
               as of  October 31, 1996 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was................  $ 25,810,547.68
                                                                 ---------------

          (b)  The Seller Certificate Principal
               Balance as of October 31, 1996 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               immediately preceding Distribution
               Date or the effect of the computation
               of the Individual Sold Balance relating
               to the purchase of additional Auto
               Loans during the Interest-Only Period
               in accordance with the terms of the
               Pooling and Servicing Agreement) was............  $  2,867,838.63
                                                                 ---------------

     15.  Events of Administrator Termination.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both
          [except as disclosed on the attached Annex A].

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 15th day of November 1996.


                                        NAFCO INC.
                                          as Master Administrator



                                        By: /s/Scott Drath
                                            -----------------------------
                                            Name:     Scott Drath
                                            Title:    Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED November 15, 1996


                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED November 15, 1996


     In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


     1.   Aggregate Principal Balance of the Auto Loans.

          As of October 31, 1996 [the close of business on the last day of the Due Period]

           Number of Days        Number of             Aggregate Principal
            Delinquent           Auto Loans           Balance of Auto Loans
            ----------           ----------           ---------------------

          current (0-29)               1980                $21,693,375
               30 - 59                  274                  3,249,675
               60 - 89                   91                  1,043,885
              90 - 120                   59                    689,975
              over 120                  389                  3,269,600
                                -----------                -----------
          Totals:                     2,793                $29,946,510
                                ===========

          Aggregate Principal Balance of Defaulted
            Auto Loans at October 31, 1996                           (1,268,124)
                                                                 ---------------

          Aggregate Principal Balance allocable
            to Certificateholders                                $    28,678,386
                                                                 ===============

     2.   Total Amounts Collected during the Due
          Period and Deposited into the Collection Account.

          (a)  The total amount of Payments collected
               on the Auto Loans and deposited into the
               Collection Account for the Due Period was.......  $  1,193,534.96
                                                                 ---------------

          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on the
               Auto Loans and deposited into the
               Collection Account for the Due Period was.......  $    201,323.55
                                                                 ---------------

          (c)  The total amounts collected on the Auto
               Loans and deposited into the Collection
               Account for the Due Period was [a+b]............  $  1,394,858.51
                                                                 ---------------

     3.   Defaulted Auto Loans.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

               Number of              Aggregate Principal
               Auto Loans            Balance of Auto Loans
               ----------            ---------------------
                  31                       $368,589.35

     4. The information specified in item 13(d) through (f) stated on the basis of $1,000 Initial Principal Amount.
               The Certificate Rate is 6.5%

          (a)  The amount of the aggregate distribution
               to be made on such Distribution Date which
               constitutes interest on the Investor Certificates
               at the Certificate Rate, including any
               Shortfall so allocable stated on the basis of
               $1,000 Initial Principal Amount is .............  $      4.391387
                                                                 ---------------

          (b)  The amount of the aggregate distribution
               to be made on such Distribution Date which
               constitutes payments in reduction of principal
               with respect to the Investor Certificate on the
               basis of $1,000 Initial Principal Amount is ....  $     29.053615
                                                                 ---------------

          (c)  The total amount of the distribution to be
               made on such Distribution Date to the Investor
               Certificateholders on the basis of $1,000
               Initial Principal Amount is ....................  $     33.445002
                                                                 ---------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED November 15, 1996

     Calculation of Required Cash Reserve Amount as of the November 20, 1996 Distribution Date.

     (i)  The Investor Certificate Principal Balance equals $26,769,898.05

     (ii) Required Reserve Percentage equals 10%.

    (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii)) $2,676,989.81

     For purposes of this Annex C, the following term shall have the following meaning:

     "Required Reserve Percentage" means:

     (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

     (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs:

     (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

     (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

     (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

     (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                           MASTER ADMINISTRATOR REPORT

                   ------------------------------------------

                              NAFCO AUTO TRUST - 3

                   For the December 20, 1996 Distribution Date

                  For the period beginning on November 1, 1996
               and ending on November 30, 1996 (the "Due Period")

           -----------------------------------------------------------

      The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

      1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

      3.          The undersigned is an Officer of the Master Administrator.

      4.          The date of this Report is December 17, 1996.

      5.    Pool Factor.

            (a)   The Pool Factor with respect to
                  November 1, 1996 was............................... .78166407
                                                                      ---------

            (b)   The Pool Factor with respect to
                  November 30, 1996 was ............................. .75702638
                                                                      ---------

      6. Investor and Seller Certificate Principal Balance (beginning of Due Period).

            (a)   The Investor Certificate Principal Balance
                  as of November 1, 1996 (after giving
                  effect to the disbursements in reduction
                  of principal, if any, on the immediately
                  preceding Distribution Date) was ........... $  25,810,547.68
                                                               ----------------

            (b)   The Seller Certificate Principal Balance
                  as of November 1, 1996 (after giving
                  effect to the disbursements in reduction
                  of principal, if any, on the immediately
                  preceding Distribution Date) was ........... $   2,867,838.63
                                                               ----------------

      7.    Occurrence of a Required Reserve Event

            (a)   The Delinquency Ratio is...............................  5.89%
                                                                          -----

            (b)   The Three Month Deliquency Ratio is....................  5.32%
                                                                          -----

            (c)   The Gross Loss Ratio is................................ 32.20%
                                                                          -----

            (d)   The Three Month Gross Loss Ratio is.................... 28.71%
                                                                          -----

            (e)   The percentage of eligible claims on the
                  ALPI policy not paid in a timely manner
                  is(*).................................................. 27.38%
                                                                          -----

            (g)   The Required Reserve Percentage is..................... 10.00%
                                                                          -----

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $ 0 of claims which are currently in dispute. Such disputed claims represent n/a % of all eligible claims.

      8.    Aggregate Monthly Servicing Fee.

            (a)   The Monthly Servicing Fee owing to the
                  Servicer on the related Distribution Date
                  is ......................................... $      86,483.10
                                                               ----------------

            (b)   The amount of accrued and unpaid Monthly
                  Servicing Fees in respect of prior Due
                  Periods is ................................. $      -0-
                                                               ----------------

            (c)   The total Monthly Servicing Fee paid or
                  payable to the Servicer in respect of such
                  Due Period [a+b] is......................... $      86,483.10

                                                               ----------------

      9.    Aggregate Monthly Subrogation Amount.

            (a)   The Monthly Subrogation Amount owing on
                  the related Distribution Date is............ $      -0-
                                                               ----------------

            (b)   The amount of accrued and unpaid Monthly
                  Subrogation Amount in respect of prior Due
                  Periods is.................................. $      -0-
                                                               ----------------

            (c)   The total Monthly Subrogation Amount paid
                  or payable to the Master Administrator in
                  respect of such Due Period [a+b] is......... $      -0-
                                                               ----------------

      10.   Aggregate Monthly Administrator Fee.

            (a)   The Monthly Administrator Fee owing on the
                  related Distribution Date is................ $      24,453.16
                                                               ----------------

            (b)   The amount of accrued and unpaid Monthly
                  Administrator Fees in respect of prior Due
                  Periods is.................................. $      -0-
                                                               ----------------

            (c)   The total Monthly Administrator Fee paid
                  or payable to the Master Administrator in
                  respect of such Due Period [a+b] is......... $      24,453.16
                                                               ----------------

      11.   The Cash Reserve Account.

            (a)   The Insurance Reserve Amount/The Insurance
                  Deductible

                  (i)   The Insurance Reserve Amount as of
                        the first day of the Due Period....... $   1,270,058.43
                                                               ----------------

                  (ii)  The aggregate Insurance Deductible
                        to be deposited by the Seller into
                        the Cash Reserve Account on the
                        Deposit Date with respect to
                        additional Auto Loans acquired........ $      -0-
                                                               ----------------

                  (iii) The aggregate amount to be withdrawn
                        from the Insurance Reserve Amount,
                        deposited into the Collection
                        Account and applied against the
                        aggregate amount of the Insurance
                        Deductible............................ $      46,005.23
                                                               ----------------

                  (iv)  The aggregate amount of Monthly
                        Subrogation Amount to be deposited
                        into the Insurance Reserve Amount on
                        the related Deposit Date.............. $      -0-
                                                               ----------------

                  (v)   The Insurance Reserve Amount as of
                        the end of the Due Period is.......... $   1,224,053.20
                                                               ----------------

            (b)   The Available Cash Reserve Amount

                  (i)   The Required Cash Reserve Amount
                        (assuming all withdrawals or
                        deposits to be made with respect to
                        the current Distribution Date are
                        made) is.............................. $   2,581,054.77
                                                               ----------------

                  (ii)  The Available Cash Reserve Amount
                        available for deposit to the
                        Collection Account on the related
                        Deposit Date (prior to any
                        withdrawals or deposits to be made
                        with respect to the current
                        Distribution Date are made) is........ $   1,728,308.87
                                                               ----------------

                  (iii) The amount to be deposited to
                        (withdrawn from) the Available Cash
                        Reserve Amount with respect to the
                        current Distribution Date is.......... $      64,474.75
                                                               ----------------

                  (iv)  The Available Cash Reserve Amount
                        available for deposit to the
                        Collection Account on the related
                        Deposit Date (after any withdrawals
                        or deposits to be made with respect
                        to the current Distribution Date are
                        made) is.............................. $   1,792,783.62
                                                               ----------------

            (c)   The total Cash Reserve Account as of the
                  end of the Due Period (after giving effect
                  to the deposits and withdrawals in (a) and
                  (b) above) is............................... $   3,016,836.82
                                                               ----------------

      12.   Available Funds.

            (a)   The amount of Available Funds with respect
                  to the related Due Period was............... $   1,215,264.12
                                                               ----------------

            (b)   The amount of Available Funds with respect
                  to the immediately preceding Due Period
                  that were retained in the Collection
                  Account was................................. $      59,318.90
                                                               ----------------

            (c)   Interest earned on and retained in the
                  Collection Account and interest earned on
                  the Cash Reserve Account and transferred
                  into the Collection Account for the Due
                  Period on the related Deposit Date was...... $      18,268.80
                                                               ----------------

            (d)   Total distributable funds with respect to
                  the related Due Period [a+b+c] was.......... $   1,292,851.82
                                                               ----------------

            (e)   The amount of Available Funds used to
                  purchase additional Auto Loans during the
                  related Due Period was...................... $      -0-
                                                               ----------------

            (f)   The amount of Available Funds and interest
                  earned on the Collection Account remaining
                  after the purchase of additional Auto
                  Loans with respect to the related Due
                  Period [d-e] is............................. $   1,292,851.82
                                                               ----------------

      13.   Disbursements to be made on the related Distribution Date.

                  The Certificate Rate is 6.50%.

            (a)   The amount of the aggregate Monthly
                  Servicing Fee to be paid to the Servicer
                  on such Distribution Date is................ $      86,483.10
                                                               ----------------

            (b)   The amount of the aggregate Monthly
                  Subrogation Amount to be paid to the
                  Master Administrator on such Distribution
                  date is..................................... $      -0-
                                                               ----------------

            (c)   The amount of the Monthly Administrator
                  Fee to be paid to the Master Administrator
                  on such Distribution Date is................ $      24,453.16
                                                               ----------------

            (d)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes interest on the Investor
                  Certificates at the Certificate Rate,
                  including any Shortfall so allocable is..... $     139,807.13
                                                               ----------------

            (e)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes payments in reduction of
                  principal with respect to the Investor
                  Certificates is............................. $     813,536.52
                                                               ----------------

            (f)   The total amount of the distribution to be
                  made on such Distribution Date to the
                  Investor Certificateholders [d+e] is........ $     953,343.65
                                                               ----------------

            (g)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes interest on the Seller
                  Certificate at the Certificate Rate is...... $      15,534.13
                                                               ----------------

            (h)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes a reduction of principal with
                  respect to the Seller Certificate is........ $      90,392.95
                                                               ----------------

            (i)   The amount to be deposited in the Cash
                  Reserve Account is.......................... $      64,474.75
                                                               ----------------

            (j)   The amount to be retained in the
                  Collection Account with respect to the
                  Reinvestment Amount and the Partial
                  Payment Amount is........................... $      58,170.09
                                                               ----------------

            (k)   The amount to be disbursed to the Seller
                  Certificateholder (other than the amounts
                  referred to in (g) and (h) is............... $      -0-
                                                               ----------------

            (l)   The total amount of the distribution to be
                  made to the Seller Certificateholders
                  [g+h+k] is.................................. $     105,927.08
                                                               ----------------

      14.   Investor and Seller Certificate Principal Balance (end of Due
            Period).

            (a)   The Investor Certificate Principal Balance
                  as of November 30, 1996 (after giving
                  effect to the disbursements in reduction
                  of principal, if any, on the immediately
                  preceding Distribution Date) was............ $  24,997,011.16
                                                               ----------------

            (b)   The Seller Certificate Principal Balance
                  as of November 30, 1996 (after giving
                  effect to the disbursements in reduction
                  of principal, if any, on the immediately
                  preceding Distribution Date or the effect
                  of the computation of the Individual Sold
                  Balance relating to the purchase of
                  additional Auto Loans during the
                  Interest-Only Period in accordance with
                  the terms of the Pooling and Servicing
                  Agreement) was.............................. $   2,777,445.68
                                                               ----------------

      15.   Events of Administrator Termination.

            No event has occurred and is continuing which constitutes an Event of Administrator
            Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached
            Annex A].

            IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 17th day of December 1996.

                                        NYLIFE SFD Holding INC.
                                        as Master Administrator


                                        By: /s/ Scott Drath
                                            -------------------------------
                                            Name:  Scott Drath
                                            Title: Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED December 17, 1996

                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED December 17, 1996

             In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

      1.    Aggregate Principal Balance of the Auto Loans.

            As of November 30, 1996 [the close of business on the last day of the Due Period]

               Number of Days        Number of           Aggregate Principal
                 Delinquent          Auto Loans         Balance of Auto Loans
                 ----------          ----------         ---------------------
               current (0-29)           1877                 $ 20,227,941
                     30 - 59             290                    3,393,905
                     60 - 89              96                    1,070,462
                     90 - 120             67                      751,635
                     over 120            428                    3,699,280
                                       -----                 ------------
               Totals:                 2,758                 $ 29,143,223
                                       =====

               Aggregate Principal Balance of Defaulted
               Auto Loans at November 30, 1996                 (1,368,766)
                                                             ------------

               Aggregate Principal Balance allocable
                 to Certificateholders                       $ 27,774,457
                                                             ============

      2. Total Amounts Collected during the Due Period and Deposited into the Collection Account.

            (a)   The total amount of Payments collected on
                  the Auto Loans and deposited into the
                  Collection Account for the Due Period was... $   1,035,981.14
                                                               ----------------

            (b)   The total amount of Recoveries on
                  Defaulted Auto Loans collected on the Auto
                  Loans and deposited into the Collection
                  Account for the Due Period was.............. $     134,426.56
                                                               ----------------

            (c)   The total amounts collected on the Auto
                  Loans and deposited into the Collection
                  Account for the Due Period was [a+b]........ $   1,170,407.70
                                                               ----------------

      3.    Defaulted Auto Loans.

            Auto Loans that became Defaulted Auto Loans during the Due Period:

                Number of                  Aggregate Principal
                Auto Loans                Balance of Auto Loans
                ----------                ---------------------
                    22                         $279,668.30

      4.    The information specified in item 13(d) through
            (f) stated on the basis of $1,000 Initial
            Principal Amount.

                  The Certificate Rate is 6.5%

            (a)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes interest on the Investor
                  Certificates at the Certificate Rate,
                  including any Shortfall so allocable
                  stated on the basis of $1,000 Initial
                  Principal Amount is......................... $       4.234014
                                                               ----------------

            (b)   The amount of the aggregate distribution
                  to be made on such Distribution Date which
                  constitutes payments in reduction of
                  principal with respect to the Investor
                  Certificate on the basis of $1,000 Initial
                  Principal Amount is......................... $      24.637690
                                                               ----------------

            (c)   The total amount of the distribution to be
                  made on such Distribution Date to the
                  Investor Certificateholders on the basis
                  of $1,000 Initial Principal Amount is....... $      28.871704
                                                               ----------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED December 17, 1996

      Calculation of Required Cash Reserve Amount as of the December 20, 1996 Distribution Date.

      (i)   The Investor Certificate Principal Balance equals $25,810,547.68

      (ii)  Required Reserve Percentage equals 10%.

      (iii) The Required Cash Reserve Amount equals (the product of (i) and
            (ii)) $2,581,054.77

      For purposes of this Annex C, the following term shall have the following meaning:

    "Required Reserve Percentage" means:

      (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

      (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs:

      (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

      (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

      (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

      (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                           MASTER ADMINISTRATOR REPORT

            ---------------------------------------------------------

                              NAFCO AUTO TRUST - 3

                   For the January 21, 1997 Distribution Date

                  For the period beginning on December 1, 1996
               and ending on December 31, 1996 (the "Due Period")

           -----------------------------------------------------------

     The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.   The undersigned is an Officer of the Master Administrator.

     4.   The date of this Report is Janaury 15, 1997.

     5.   Pool Factor.

          (a)  The Pool Factor with respect to
               December 1, 1996 was............................        .75702638
                                                                 ---------------

          (b)  The Pool Factor with respect to
               December 31, 1996 was ..........................        .73066956
                                                                 ---------------

     6. Investor and Seller Certificate Principal Balance (beginning of Due Period).

          (a)  The Investor Certificate Principal Balance as of
               December 1, 1996 (after giving effect to the
               disbursements in reduction of principal, if any,
               on the immediately preceding
               Distribution Date) was..........................  $ 24,997,011.16
                                                                 ---------------

          (b)  The Seller Certificate Principal Balance as of
               December 1, 1996 (after giving effect to the
               disbursements in reduction of principal, if any,
               on the immediately preceding Distribution
               Date) was.......................................  $  2,777,445.68
                                                                 ---------------

     7.   Occurrence of a Required Reserve Event

          (a)  The Delinquency Ratio is........................          * 6.94%
                                                                 ---------------

          (b)  The Three Month Deliquency Ratio is.............          * 5.95%
                                                                 ---------------

          (c)  The percentage of eligible claims on the
               ALPI policy not paid in a timely manner
               is(*)...........................................         * 33.55%
                                                                 ---------------

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $ 0 of claims which are currently in dispute. Such disputed claims
represent    n/a    % of all eligible claims.

                                                       Cumulative        Monthly
                                                       ----------        -------

          (d)  The Gross Loss Ratio is..............     33.52%           12.71%
                                                         ------           ------

          (e)  The Three Month Gross Loss Ratio is..     31.48%          *17.63%
                                                         ------          ------

          (f)  The Required Reserve Percentage is...     10.00%
                                                         ------

          (g)  * Indicates which Required Reserve Event has occurred.

               See ANNEX C.1 for Ratio Calculations.

     8.   Aggregate Monthly Servicing Fee.

          (a)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is ...........................  $     84,005.59
                                                                 ---------------

          (b)  The amount of accrued and unpaid
               Monthly Servicing Fees in respect of
               prior Due Periods is ...........................  $     -0-
                                                                 ---------------

          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
               of such Due Period [a+b] is.....................  $     84,005.59
                                                                 ---------------

     9.   Aggregate Monthly Subrogation Amount.

          (a)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is.........................................  $     -0-
                                                                 ---------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is .................................  $     -0-
                                                                 ---------------

          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is .........  $     -0-
                                                                 ---------------

     10.  Aggregate Monthly Administrator Fee.

          (a)  The Monthly Administrator Fee owing
               on the related Distribution Date is ............  $     26,652.42
                                                                 ---------------

          (b)  The amount of accrued and unpaid
               Monthly Administrator Fees in respect
               of prior Due Periods is.........................  $     -0-
                                                                 ---------------

          (c)  The total Monthly Administrator Fee
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is .........  $     26,652.42
                                                                 ---------------

     11.  The Cash Reserve Account.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

               (i)  The Insurance Reserve Amount as
                    of the first day of the Due Period.........  $  1,224,053.20
                                                                 ---------------

               (ii) The aggregate Insurance Deductible
                    to be deposited by the Seller into the
                    Cash Reserve Account on the Deposit
                    Date with respect to additional Auto
                    Loans acquired.............................  $     -0-
                                                                 ---------------

              (iii) The aggregate amount to be withdrawn
                    from the Insurance Reserve Amount,
                    deposited into the Collection Account
                    and applied against the aggregate
                    amount of the Insurance Deductible.........  $    104,557.67
                                                                 ---------------

               (iv) The aggregate amount of Monthly
                    Subrogation Amount to be deposited
                    into the Insurance Reserve Amount
                    on the related Deposit Date................  $     -0-
                                                                 ---------------

               (v)  The Insurance Reserve Amount as of
                    the end of the Due Period
                    is.........................................  $  1,119,495.53
                                                                 ---------------

          (b)  The Available Cash Reserve Amount

               (i)  The Required Cash Reserve Amount
                    (assuming all withdrawals or deposits to
                    be made with respect to the current
                    Distribution Date are made) is.............  $  2,499,701.12
                                                                 ---------------

               (ii) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (prior to any withdrawals or deposits
                    to be made with respect to the current
                    Distribution Date are made) is.............  $  1,792,783.62
                                                                 ---------------

              (iii) The amount to be deposited to
                    (withdrawn from) the Available Cash
                    Reserve Amount with respect to the
                    current Distribution Date is...............  $    112,158.66
                                                                 ---------------

               (iv) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (after any withdrawals or deposits to be
                    made with respect to the current
                    Distribution Date are made) is.............  $  1,904,942.28
                                                                 ---------------

          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving effect
               to the deposits and withdrawals in (a) and
               (b) above) is...................................  $  3,024,437.81
                                                                 ---------------

     12.  Available Funds.

          (a)  The amount of Available Funds with
               respect to the related Due Period was...........  $  1,333,186.55
                                                                 ---------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding
               Due Period that were retained in the
               Collection Account was..........................  $     58,170.09
                                                                 ---------------

          (c)  Interest earned on and retained in the
               Collection Account and interest earned on the
               Cash Reserve Account and transferred into the
               Collection Account for the Due Period on the
               related Deposit Date was .......................  $     19,087.04
                                                                 ---------------

          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c] was...........  $ 1,410,443.68
                                                                 ---------------

          (e)  The amount of Available Funds used
               to purchase additional Auto Loans during
               the related Due Period was......................  $     -0-
                                                                 ---------------

          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase
               of additional Auto Loans with respect
               to the related Due Period [d-e] is..............  $  1,410,443.68
                                                                 ---------------

     13. Disbursements to be made on the related Distribution Date. The Certificate Rate is 6.50%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the Servicer
               on such Distribution Date is....................  $     84,005.59
                                                                 ---------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is............................  $     -0-
                                                                 ---------------

          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master Administrator
               on such Distribution Date is....................  $     26,652.42
                                                                 ---------------

          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable is.........  $    135,400.48
                                                                 ---------------

          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in
               reduction of principal with respect
               to the Investor Certificates is ................  $    870,302.24
                                                                 ---------------

          (f)  The total amount of the distribution
               to be made on such Distribution Date
               to the Investor Certificateholders [d+e] is.....  $  1,005,702.72
                                                                 ---------------

          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is..........  $     15,044.50
                                                                 ---------------

          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of principal
               with respect to the Seller Certificate is.......  $     96,700.24
                                                                 ---------------

          (i)  The amount to be deposited in
               the Cash Reserve Account is.....................  $    112,158.66
                                                                 ---------------

          (j)  The amount to be retained in the
               Collection Account with respect to
               the Reinvestment Amount and the
               Partial Payment Amount is.......................  $     70,179.55
                                                                 ---------------

          (k)  The amount to be disbursed to the
               Seller Certificateholder (other than the
               amounts referred to in (g) and (h) is...........  $     -0-
                                                                 ---------------

          (l)  The total amount of the
               distribution to be made to the
               Seller Certificateholders [g+h+k] is............  $    111,744.74
                                                                 ---------------

     14.  Investor and Seller Certificate Principal Balance (end of Due Period).

          (a)  The Investor Certificate Principal Balance
               as of  December 31, 1996 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was................  $ 24,126,708.92
                                                                 ---------------

          (b)  The Seller Certificate Principal Balance as of
               December 31, 1996 (after giving effect to the
               disbursements in reduction of principal, if any,
               on the immediately preceding Distribution
               Date or the effect of the computation of the
               Individual Sold Balance relating to the purchase
               of additional Auto Loans during the
               Interest-Only Period in accordance with the
               terms of the
               Pooling and Servicing Agreement) was............  $  2,680,745.44
                                                                 ---------------

     15.  Events of Administrator Termination.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both
          [except as disclosed on the attached Annex A].

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 15th day of Janaury 1997.


                                        NYLIFE SFD Holding INC.
                                          as Master Administrator



                                        By: /s/Scott Drath
                                            -----------------------------
                                            Name:     Scott Drath
                                            Title:    Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED Janaury 15, 1997


                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED Janaury 15, 1997


     In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


     1.   Aggregate Principal Balance of the Auto Loans.

          As of December 31, 1996 [the close of business on the last day of the Due Period]

           Number of Days        Number of             Aggregate Principal
            Delinquent           Auto Loans           Balance of Auto Loans
            ----------           ----------           ---------------------
          current (0-29)               1818                $19,320,792
               30 - 59                  269                  3,071,004
               60 - 89                  108                  1,255,645
              90 - 120                   50                    526,263
              over 120                  463                  4,040,366
                                -----------                -----------
          Totals:                     2,708                $28,214,070
                                ===========

          Aggregate Principal Balance of Defaulted
            Auto Loans at December 31, 1996                          (1,406,616)
                                                                 ---------------

          Aggregate Principal Balance allocable
            to Certificateholders                                    $26,807,454
                                                                 ---------------

     2.   Total Amounts Collected during the Due
          Period and Deposited into the Collection Account.

          (a)  The total amount of Payments collected
               on the Auto Loans and deposited into the
               Collection Account for the Due Period was.......  $  1,030,517.34
                                                                 ---------------

          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on the
               Auto Loans and deposited into the
               Collection Account for the Due Period was.......  $    186,102.08
                                                                 ---------------

          (c)  The total amounts collected on the Auto
               Loans and deposited into the Collection
               Account for the Due Period was [a+b]............  $  1,216,619.42
                                                                 ---------------

     3.   Defaulted Auto Loans.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

               Number of             Aggregate Principal
               Auto Loans           Balance of Auto Loans
               ----------           ---------------------
                  28                    $352,162.19

     4. The information specified in item 13(d) through (f) stated on the basis of $1,000 Initial Principal Amount.
                    The Certificate Rate is 6.5%

          (a)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor Certificates
               at the Certificate Rate, including any
               Shortfall so allocable stated on the basis of
               $1,000 Initial Principal Amount is .............  $      4.100560
                                                                 ---------------

          (b)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes payments in reduction of principal
               with respect to the Investor Certificate on the
               basis of $1,000 Initial Principal Amount is ....  $     26.356821
                                                                 ---------------

          (c)  The total amount of the distribution to be
               made on such Distribution Date to the Investor
               Certificateholders on the basis of $1,000
               Initial Principal Amount is ....................  $     30.457381
                                                                 ---------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED Janaury 15, 1997

     Calculation of Required Cash Reserve Amount as of the Janaury 21, 1996 Distribution Date.

     (i)  The Investor Certificate Principal Balance equals $24,997,011.16

     (ii) Required Reserve Percentage equals 10%.

    (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii)) $2,499,701.12

     For purposes of this Annex C, the following term shall have the following meaning:

     "Required Reserve Percentage" means:

     (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

     (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs;

     (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

     (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

     (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs.

     (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period;

                                   ANNEX C.1

Cummulative:                                                             Ratios
                                                                         ------

1.   Delinquency Ratio:

     December Principal Balance 60+ days (   =     1,958,470.00  =         6.94%
     -------------------------------------        -------------
      December Aggregate Principal Balance        28,214,069.89

2.   Three Month Delinquency Ratio:

     Sum of Oct-December Principal Balances
               60+ days (net)                =     5,197,856.76  =         5.95%
     -------------------------------------        -------------
     Sum of Oct-December Principal Balances       87,303,802.66

3.   ALPI Claims Payment Test:

       Aggregate Principal Balance of
     ALPI Claims not paid within timefra     =       483,528.63  =        33.55%
     -------------------------------------        -------------
     Principal Balance of Eligible Claims          1,441,328.27

4.   Gross Loss Ratio:

       Twelve times the:
     December Principal Balance of Defaulted
          Auto Loans repossessed             =       788,165.40  =        33.52%
     -------------------------------------        -------------
      December Aggregate Principal Balance        28,214,069.89

5.   Three month Gross Loss Ratio:

       Twelve times the:
     Sum of Oct-December Principal Balances
       of Defaulted Auto Loans repossessed   =     2,290,057.64  =        31.48%
     -------------------------------------        -------------
     Sum of Oct-December Principal Balances       87,303,802.66


Monthly:

4a.  Gross Loss Ratio:

       Twelve times the:
     December Principal Balance of Defaulted
          Auto Loans repossessed             =       298,750.96  =        12.71%
     -------------------------------------        -------------
      December Aggregate Principal Balance        28,214,069.89

5.a  Three month Gross Loss Ratio:

       Twelve times the:
     Sum of Oct-December Principal Balances
       of Defaulted Auto Loans repossessed   =     1,282,383.38  =        17.63%
     -------------------------------------        -------------
     Sum of Oct-December Principal Balances       87,303,802.66